EXHIBIT 10.3

OMNIBUS LIMITED CONSENT AND AMENDMENT NO. 3 TO CREDIT, SECURITY AND GUARANTY AGREEMENT AND AMENDMENT NO. 2 TO PLEDGE AGREEMENT
This OMNIBUS LIMITED CONSENT AND AMENDMENT NO. 3 TO CREDIT, SECURITY AND GUARANTY AGREEMENT AND AMENDMENT NO. 2 TO PLEDGE AGREEMENT (this “Amendment”) is made as of this 13th day of February, 2018, by and among WRIGHT MEDICAL GROUP N.V., a public limited liability company organized and existing under the laws of the Netherlands with its corporate seat (statutaire zetel) in Amsterdam and registered with the Dutch trade register under number 34250781, as a Guarantor (“Parent”), WRIGHT MEDICAL GROUP, INC., a Delaware corporation (“Wright”), each of the direct and indirect Subsidiaries of Parent set forth on the signature pages hereto (individually as a “Borrower”, and collectively with Wright, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, individually as a Lender, and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Parent and Borrowers have entered into that certain Credit, Security and Guaranty Agreement, dated as of December 23, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of February 2, 2017 and that certain Limited Consent and Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of December 14, 2017, the “Original Credit Agreement”; the Original Credit Agreement, as amended hereby, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.Parent, certain of its direct and indirect Subsidiaries party thereto (together with Parent, the “Pledgors”) and Agent have entered into that certain Pledge Agreement, dated as of December 23, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Pledge Amendment, dated as of December 19, 2017, the “Original Pledge Agreement”; the Original Pledge Agreement, as amended hereby, the “Pledge Agreement”), pursuant to which the Pledgors have granted to Agent a security interest in certain equity interests set forth therein to secure the Obligations under the Credit Agreement.
C.Parent and certain of its Subsidiaries desire to consummate a corporate reorganization (the “TMG Reorganization”) pursuant to which Parent will (i) convert certain indebtedness in an aggregate principal amount of €66,023,500 owing to Parent from TMG France SNC (“TMG”) into additional ordinary shares of TMG (the “TMG Investment”) and (ii) in one or more related transactions on or after the date of this Agreement, contribute all or substantially all of the equity interests of TMG to Felding Finance B.V. (the “TMG Disposition”), in each case, pursuant to the steps set forth in the final restructuring plan most recently delivered by Borrower to Agent prior to the date hereof (the “TMG Reorganization Plan”);

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D.Parent and the Borrowers have requested that (i) Agent consent to the TMG Reorganization and (ii) Agent and the Lenders constituting at least the Required Lenders (a) amend certain terms of the Original Credit Agreement related to the TMG Reorganization, and (b) amend certain terms of the Original Pledge Agreement related to the TMG Reorganization, including the release of Agent’s security interest in the Released Collateral (defined below), and, on and subject to the conditions and terms set forth herein, (i) the Agent has agreed to consent to the TMG Reorganization and (ii) Agent and the Lenders constituting at least the Required Lenders have agreed to (a) so amend the Original Credit Agreement and (b) so amend the Original Pledge Agreement, as more fully set forth and subject to the terms and conditions herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Required Lenders, Parent and Borrowers hereby agree as follows:
1.Defined Terms; Recitals. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto). The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.
2.Limited Consent and Approval.
(a)Subject to the satisfaction of the conditions and accordance with the terms set forth in this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 6 hereof, Agent hereby approves the TMG Reorganization as required by the definition of “Permitted Internal Reorganization” in the Credit Agreement; provided, that (a) the TMG Reorganization shall be consummated, in all material respects, in accordance with the terms of the TMG Reorganization Plan.
(b)Agent hereby approves and agrees that (i) the TMG Investment is a Permitted Investment pursuant to clause (q) thereof and (ii) the TMG Disposition is a Permitted Asset Disposition pursuant to clause (m) thereof (the approvals set forth in clauses (a) and (b), collectively, the “Limited Consent”).
(c)The Limited Consent is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) waive any Default and/or Event of Default that may exist and is continuing as of the date hereof; or (iv) establish a custom or course of dealing among the Parent and Borrowers, on the one hand, or Agent or any Lender, on the other hand. Other than as explicitly set forth herein, Agent has not approved, and will not be deemed to have approved, any transaction ancillary to or entered into in connection with the TMG Reorganization.

MidCap / Wright / Amendment No. 3 to Credit Agreement

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3.Amendments to the Original Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 6 hereof, the Original Credit Agreement is hereby amended as follows:
(a)The definition of “Excluded Property” in Section 1.1 of the Original Credit Agreement is hereby amended by deleting clause (f) in its entirety and replacing it with the following:
“(f) any equity interests of Wright Medical Europe C.V. and TMG France SNC; and”.
4.Amendments to the Original Pledge Agreement.
(a)Schedule I of the Original Pledge Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the attached Schedule I.
(b)Agent, without recourse, representation or warranty and at Credit Parties’ sole cost and expense, hereby releases all of its right, title and interest in and to all ordinary shares of TMG pledged to Agent by Parent (the “Released Collateral”).
5.Representations and Warranties. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).
6.Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion:
(a)The Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from each Credit Party, the Agent and the Required Lenders;
(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or result therefrom; and
(d)the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as Agent may reasonably request.

MidCap / Wright / Amendment No. 3 to Credit Agreement

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7.Costs and Fees. Parent and Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any related Financing Documents.
8.No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a modification or waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.Reaffirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
10.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement, the Pledge Agreement and Financing Documents. On and after the date hereof, (i) this Amendment shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement or Pledge Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement or the Pledge Agreement, as applicable, as amended by this Amendment.
(b)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8 (Governing Law; Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment

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by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(e)Entire Agreement.    This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(g)Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Wright / Amendment No. 3 to Credit Agreement

EXHIBIT 10.3

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST, as Agent

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING IV TRUST, as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem Title: Authorized Signatory

MidCap / Wright / Amendment No. 3 to Credit Agreement

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LENDERS:	APOLLO INVESTMENT CORPORATION, as a Lender

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

	By:	/s/ Tanner Powell
	Name:	Tanner Powell
	Title:	Authorized Signatory

MidCap / Wright / Amendment No. 3 to Credit Agreement

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BORROWERS:	BIOMIMETIC THERAPEUTICS CANADA, INC., as a Borrower
	By:	/s/ W. Dean Morgan
	Name:	W. Dean Morgan
	Title:	Vice President

BIOMIMETIC THERAPEUTICS LLC, as a Borrower and a Pledgor
	By:	/s/ Lance A. Berry
	Name:	Lance A. Berry
	Title:	Treasurer

BIOMIMETIC THERAPEUTICS USA, INC., as a Borrower
	By:	/s/ W. Dean Morgan
	Name:	W. Dean Morgan
	Title:	Vice President

INBONE TECHNOLOGIES, INC., as a Borrower and a Pledgor
	By:	/s/ W. Dean Morgan
	Name:	W. Dean Morgan
	Title:	Vice President, Tax and Treasury

ORTHOHELIX SURGICAL DESIGNS, INC., as a Borrower
	By:	/s/ W. Dean Morgan
	Name:	W. Dean Morgan
	Title:	Treasurer

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ORTHOPRO, L.L.C., as a Borrower
By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	President and Chief Financial Officer

SOLANA SURGICAL, LLC, as a Borrower
By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Senior Vice President, Chief Financial Officer

TORNIER US HOLDINGS, INC., as a Borrower and a Pledgor
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Treasurer

TORNIER, INC., as a Borrower
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Treasurer

TROOPER HOLDINGS INC., as a Borrower and a Pledgor
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Treasurer

WHITE BOX ORTHOPEDICS, LLC, as a Borrower
By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Senior Vice President, Chief Financial Officer

MidCap / Wright / Amendment No. 3 to Credit Agreement

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WRIGHT MEDICAL CAPITAL, INC., as a Borrower
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Vice President, Tax and Treasury

WRIGHT MEDICAL TECHNOLOGY, INC., as a Borrower and a Pledgor
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Vice President, Tax and Treasury

WRIGHT MEDICAL GROUP INTELLECTUAL PROPERTY, INC., as a Borrower
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Vice President, Tax and Treasury

WRIGHT MEDICAL GROUP, INC., as a Borrower and a Pledgor
By:	/s/ W. Dean Morgan
Name:	W. Dean Morgan
Title:	Treasurer

MidCap / Wright / Amendment No. 3 to Credit Agreement

EXHIBIT 10.3

GUARANTOR, PLEDGOR AND PARENT:	WRIGHT MEDICAL GROUP N.V.
	By:	/s/ Lance A. Berry
	Name:	Lance A. Berry
	Title:	Senior Vice President, Chief Financial Officer

MidCap / Wright / Amendment No. 3 to Credit Agreement